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                                                                      EXHIBIT 10

                       1997 INCENTIVE STOCK OPTION PLAN
                          OF SUMMIT BANCSHARES, INC.


     This is the 1997 Incentive Stock Option Plan (the "Plan") of Summit Bancshares, Inc., a Texas corporation (the "Corporation") under which incentive stock options may be granted to the officers and other key employees of the Corporation and its subsidiaries to purchase shares of common stock, $1.25 par value, of the Corporation. Options granted pursuant to this Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code").

     The purpose of the Plan is to advance the best interests of the Corporation by providing executives and other key personnel of the Corporation and its subsidiaries, who have substantial responsibility for the management and growth of the Corporation and its subsidiaries, with additional incentive by increasing their proprietary interest in the success of the Corporation--thereby encouraging them to remain in the employ of the Corporation or its subsidiaries.

                                   ARTICLE I

                                   COMMITTEE
                                   ---------

     SECTION 1.1.  ADMINISTRATION.  The Plan shall be administered by a
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committee appointed by the Board of Directors of the Corporation (the
"Committee") from among the member of the Board of Directors of the Corporation, and consisting of such number as the Board of Directors of the Corporation may, from time to time, determine. The Board of Directors of the Corporation may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filed by the Board of Directors of the Corporation. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Decisions by a majority of the Committee, at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. No person shall serve as a member of the Committee if at any time within one year prior to his service as a member of the Committee or during such service he shall have received a grant or award pursuant to the Plan or any other plan of the Corporation or any of its subsidiaries.

     SECTION 1.2.  POWERS.  Subject to the provisions of the Plan and the
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approval, within 12 months of the date of the adoption of the Plan by the Board of Directors, of the Plan by holders of at least a majority of the outstanding shares of common stock entitled to vote, the Committee shall have plenary authority to determine, in its discretion, the employees of the Corporation, or any subsidiary of the Corporation, to whom options shall be granted, the number of shares to be covered by each of the options, and the time or times at which options shall be granted. The Committee shall also have the authority to interpret the Plan, and to prescribe, amend or rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors of the Corporation.
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                                  ARTICLE II

                                 PARTICIPANTS
                                 ------------

     SECTION 2.1.  ELIGIBILITY.  The persons who shall be eligible to receive
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options shall be the executives and other key personnel of the Corporation, or of any subsidiary of the Corporation, as the Committee shall select. In selecting the individuals to whom options shall be granted, as well as in determining the number of shares subject to each option, the Committee shall weigh the positions and responsibilities of the individuals being considered, the nature of their services, their present and potential contributions to the success of the Corporation, or any subsidiary of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purpose of the Plan.

     SECTION 2.2.  NUMBER OF OPTIONS.  A participant may hold more than one
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option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an option for a larger number of shares than is granted to him by Committee.

     SECTION 2.3.  NO RIGHTS AS SHAREHOLDER.  No participant shall have rights
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as a shareholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares.

     SECTION 2.4.  ELIGIBILITY FOR OTHER PLANS.  Participation in the Plan shall
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not affect eligibility for any profit-sharing, bonus, insurance, pension or other extra-compensation plan which the Corporation, or any subsidiary of the Corporation, may at any time adopt for employees.

     SECTION 2.5.  EMPLOYMENT OBLIGATION.  The granting of an option shall not
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impose any obligation upon the Corporation, or any subsidiary of the
Corporation, to continue to employ any participant, and the right of the Corporation, or any subsidiary of the Corporation, to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him.

     SECTION 2.6.  CONTINUOUS EMPLOYMENT.  (a)  An option granted to a
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participant under the Plan shall not be exercisable by the participant unless at all times beginning with the date of grant of an option hereunder and (except as otherwise provided in Section 4.8 hereof) ending on the date of exercise of such option, the participant shall have been in the continuous employment of the Corporation or any subsidiary of the Corporation.

          (b) Notwithstanding Section 2.6(a), the requisite employment relationship with respect to an option granted hereunder will be treated as continuing intact while the participant (with the prior approval of the Board of Directors of the Corporation or any subsidiary of the Corporation) is on military leave, sick leave, or other bona fine leave of absence (such as temporary employment by the Government) if the period is of such leave does not exceed ninety (90) days, or, if longer, so long as the participant's right to reemployment is guaranteed by statute or by contract.

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     SECTION 2.7.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option
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shall not impose any obligation upon the participant to exercise the option.
The participant may, at any time, elect in writing to abandon, in whole or in part, an option granted hereunder.

                                  ARTICLE III

                           SHARES SUBJECT TO OPTION
                           ------------------------

     SECTION 3.1.  SHARES AVAILABLE.  The stock subject to options shall be the
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Corporation's authorized but unissued one Dollar and 25/100 ($1.25) par value common stock (the "Common Stock"). The aggregate number of shares for which options may be granted under the Plan shall not exceed 300,000 shares of Common Stock, subject to adjustment pursuant to Section 5.3.

     SECTION 3.2.  ALLOTMENT OF SHARES.  The Committee shall determine the
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number of shares of Common Stock to be offered (from time to time) to each participant. Subject to the eligibility requirements of Section 2.1, in any offering after the initial offering under the Plan, the Committee may offer available shares to new participants or to then participants or to a greater or lesser number of participants, and may include or exclude previous participants in accordance with such determinations as the Committee shall make from time to time.

     SECTION 3.3.  SHARES FROM UNEXERCISED OPTION.  In the event that
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outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option may again be subjected to any option under the Plan.

                                  ARTICLE IV

                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, recommend, which (although they need not be identical in form) shall be subject to the following terms and conditions:

     SECTION 4.1.  OPTION PRICE.  Except as provided in Section 4.4 of the Plan,
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the price at which shares of Common Stock may be purchased pursuant to options shall be no less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date the option is granted. The Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

     SECTION 4.2.  TIME OF GRANTING OPTION.  Neither anything contained in the
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Plan or in any resolution adopted or to be adopted by the Board of Directors of the Corporation or the

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shareholders of the Corporation nor any action taken by the Committee shall constitute the granting of an option. The granting of an option shall take place only when a written option agreement shall have been duly executed by or on behalf of the Corporation and the participant to whom such option shall be granted. Notwithstanding anything herein to the contrary, no options shall be granted under the Plan after January 15, 2006.

     SECTION 4.3.  DURATION OF OPTIONS.  Except as provided in Section 4.4 of
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the Plan, no option shall be exercisable after the expiration of ten (10) years from the date such option is granted, and the Committee in its discretion may provide that an option shall be exercisable during such ten (10) year period or any lesser period of time.

     SECTION 4.4.  TEN PERCENT SHAREHOLDERS.  Notwithstanding anything to the
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contrary contained herein, options granted by the Committee to any eligible participant who at the time of the grant of the option, owned, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation, shall not qualify as incentive stock options unless (i) the purchase price for the Common Stock subject to the option is at least one hundred ten percent (110%) of the fair market value of the Common Stock determined at the time such option is granted and (ii) the option by its terms is not exercisable after five (5) years from the time the option is granted. The attribution rules of Section 425(d) of the Code shall apply in the determination of the indirect ownership of capital stock of the Corporation.

     SECTION 4.5.  AMOUNT EXERCISABLE.  (a)  Each incentive stock option may be
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exercised by a participant so long as it is valid and outstanding, in part or in whole as the Committee in its discretion may provide in the written option agreement between the Corporation and such participant. The Committee may also prescribe a minimum number of shares of Common Stock subject to options which must be purchased at any one time in connection with the exercise of any such options.

          (b) Options granted under the Plan may be exercised in any order, regardless of when such options were granted.

     SECTION 4.6.  METHOD OF EXERCISE.  (a)  Notice of Exercise.  An option
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shall be exercised by delivery of written notice to the Corporation setting forth the number of shares of Common Stock with respect to which the option is being exercised, and specifying the address to which the certificates for such shares are to be delivered.

          (b)  Payment.  Such notice shall be accompanied by payment of the full
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purchase price of such shares, and the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment shall be made:

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               (i)  by the tender of cash, check, postal or express money order in the amount of the purchase price payable to the order of the Corporation, or

               (ii) by the tender of shares of Common Stock of the Corporation having the fair market value equal to the purchase price, if the Corporation is not then prohibited from purchasing or acquiring shares of Common Stock.

If and while payment with Common Stock is permitted for the exercise of an option granted under the Plan in accordance with the foregoing provisions, the person then entitled to exercise that option may, in lieu of using previously outstanding shares of Common Stock therefor, use some of the shares of Common Stock as to which the option is then being exercised.

          (c)  Designation.  The certificate or certificates for shares as to
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which the option is exercised shall be registered in the name of the person or persons exercising the option. In the event the option shall be exercised pursuant to Section 4.8(b) by any person or persons other than the participant, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the option.

          (d)  Delivery.  The Corporation shall deliver to the participant the
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certificate or certificates for the number of shares with respect to which the option has been exercised to the address specified in accordance with Section 4.6(a) above, and delivery shall be deemed effected for all purposes when the Corporation or its transfer agent shall have deposited such certificate or certificates in the United States mail addressed to the participant at such address. If the participant (or other person entitled to exercise the option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered shares may be terminated.

     SECTION 4.7.  NON-TRANSFERABILITY OF OPTIONS.  Options shall not be
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transferable by the participant other than by will or under the laws of descent and distribution and shall be exercisable, during his lifetime, only by him.

     SECTION 4.8.  SEVERANCE OF EMPLOYMENT.  (a)  Termination of Employment
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other than by Death, Retirement or Disability.  If the participant ceases to be
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employed by the Corporation, or any subsidiary of the Corporation, for any reason, whether by his own volition or otherwise (except that this paragraph will not apply if the termination of employment is caused by death, retirement or disability), then the option granted to the participant shall terminate on the date of the participant's cessation of employment.

          (b)  Death or Retirement of Participant.  In the event of the death or
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retirement of the participant upon reaching the age of sixty-five (65) while in the employ of the Corporation, or any subsidiary of the Corporation, and before the date of expiration of an option granted to

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him, the option shall terminate on the earlier of the date of its expiration or the day which is three (3) months after the date of death or retirement, as the case may be. After the retirement or death of the participant, the participant, in the event of his retirement, or his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, in the event of his death, shall have the right at any time during the time specified in this Section 4.8(b) to exercise the option, in whole or in part.

          (c)  Disability of Participant.  If before the date of expiration of
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the option the participant shall terminate his employment with the Corporation, or any subsidiary of the Corporation, for reason of disability, the option shall terminate on the earlier of its date of expiration or a day which is one (1) year after the date of such termination of employment.

     SECTION 4.9.  REQUIREMENTS OF REGULATORY AGENCIES.  (a)  The Corporation
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shall not be required to sell or issue any shares of Common Stock under any option if the issuance of such shares of Common Stock shall constitute a violation by the participant or the Corporation of any provisions of any law or regulation of any governmental authority.

          (b) If, at any time, the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration or qualification of any of the shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of shares thereunder, then if the Board of Directors deems it necessary, no further options may be granted and outstanding options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent or approval; provided, however, that the Corporation is not obligated to register any securities covered by this Plan, nor is the Corporation required to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          (c) If requested by the Corporation at the time of exercise of any option, the participant shall execute an agreement (in a form acceptable to the Corporation) stating that he is purchasing the shares subject to the option for investment and without any present intention of selling the same.

                                   ARTICLE V

                                 MODIFICATIONS
                                 -------------

     SECTION 5.1.  AMENDMENT OR TERMINATION OF PLAN.  The Board of Directors of
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the Corporation may modify, revise or terminate this Plan at any time and from time to time;

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provided, however, that without the further approval of the shareholders of the
Corporation, the Board may not (i) increase the maximum number of shares of Common Stock which may be issued under options pursuant to the provisions of the Plan; (ii) reduce the option price at which options may be granted to an amount less than the fair market value per share at the time the option is granted;
(iii) change the class of employees eligible to receive options; or (iv) change any provisions of the Plan which would affect the income tax status of the options granted hereunder. The Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions thereunder or in any outstanding option as, in the opinion of counsel for the Corporation, may be necessary or appropriate from time to time to enable the options granted pursuant to the Plan to comply with the requirements of any governmental or regulatory agency.

     SECTION 5.2.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.  Subject to
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the terms and conditions and within the limitations of the Plan, the Board of
Directors of the Corporation may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not substitution theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the participant, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     SECTION 5.3.  ADJUSTMENTS.  (a)  In the event that the outstanding shares
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of Common Stock of the Corporation are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share.

          (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or any combination thereof, or upon a sale of substantially all the property of the Corporation to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Corporation then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore

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granted, or the substitution for such options or options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section
5.3(b), not yet be exercisable.

          (c) Adjustments and determinations under this Section 5.3 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     SECTION 6.1.  WRITTEN AGREEMENT.  Each option granted hereunder shall be
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embodied in a written option agreement which shall be subject to the terms and conditions prescribed above, and shall be signed by the participant and by the President or any Vice President of the Corporation for and on behalf of the Corporation. Such an option agreement shall be approved as to its terms by the participant's spouse (if any) and shall contain such other provisions as the Committee, in its discretion, shall deem advisable.

     SECTION 6.2.  APPLICATION OF FUNDS.  The proceeds received by the
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Corporation from the sale of shares of Common Stock pursuant to options shall be used for general corporate purposes.

     SECTION 6.3.  DEFINITIONS.  (a)  The term "Plan" means the 1996 Incentive
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Stock Option Plan adopted by Summit Bancshares, Inc. as may be amended and restated from time to time.

          (b) The term "Corporation" means Summit Bancshares, Inc. and its successors.

          (c) The term "Common Stock" means the One Dollar and 25/100 ($1.25) par value common stock of the Corporation.

          (d) The term "option" shall mean the rights granted to an employee to purchase shares of Common Stock of the Corporation in accordance with the Plan.

          (e) The term "participant" shall mean an eligible employee of the Corporation, or of any subsidiary of the Corporation, who has been granted an option to purchase shares of Common Stock by the Committee.

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          (f)  The term "Code" means the Internal Revenue Code of 1986, as amended and any successor revenue law hereto, and as same may be interpreted from time to time by Treasury Income Tax Regulation, Treasury Department Administrator ruling and court decisions.

     SECTION 6.4.  PLAN EXPENSES.  The expenses of administering the Plan shall
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be borne by the Corporation.  Member of the Committee shall receive compensation for serving on the Committee, as from time to time determined by the Board of Directors of the Corporation.

     SECTION 6.5.  EFFECTIVE DATE OF PLAN.  The Plan shall become effective and
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shall be deemed to have been adopted on January 21, 1997.

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